Exhibit 99.1
2025 Member and Independent Director Election Results

FHLBank Topeka (FHLBank) is pleased to announce the results of the 2025 Member and Independent Director Elections. Elections for Member Directorships were conducted in Colorado and elections for one Public Interest Independent Directorship and one Independent Directorship were conducted district wide. Please find the official report of election below. Three directors were elected to FHLBank’s board of directors:

Independent Director Election
•Jeffrey R. Noordhoek; Chief Executive Officer; Nelnet, Inc.; Lincoln, Nebraska (Independent Director)
•Paul E. Washington; Investor; Boulder, Colorado (Public Interest Independent Director)

Member Director Election
•Michael D. Calcote; Chief Financial Officer; Elevations Credit Union; Boulder, Colorado (Member Director)

Mr. Noordhoek became a director of FHLBank in 2020. Mr. Noordhoek serves as CEO of Nelnet, Inc.
Mr. Washington became a director of FHLBank in 2021. Mr. Washington formerly served as Chief Administrative Officer of IMA Financial Group and currently serves as an investor.
Mr. Calcote does not currently serve as a director of FHLBank. He currently serves as Chief Financial Officer at Elevations Credit Union.
Pursuant to the Federal Home Loan Bank Act, as amended, and Federal Housing Finance Agency regulations, the majority of FHLBank’s directors, known as Member Directors, are elected by FHLBank’s membership in each state. To be eligible to serve as a Member Director, an individual must be a citizen of the United States and an officer or director of a member financial institution in that particular state that meets all minimum capital requirements. The remaining directors, known as Independent Directors and which include Public Interest Directors, must be citizens of the United States and bona fide residents of FHLBank’s district. To be elected, Independent Directors are required to receive at least 20 percent of the number of votes eligible to be cast in the election. Messrs. Noordhoek and Washington received the required number of votes to be elected, receiving 33.7 and 33.2 percent of the votes eligible to be cast, respectively.
The elected directors will serve a four-year term beginning January 1, 2026, and expiring on December 31, 2029.
Questions about director elections should be directed to Matt Koupal, EVP, Chief Mission Officer / Chief Legal Officer, Corporate Secretary, at 785.478.8080, or matt.koupal@fhlbtopeka.com.

Exhibit 99.1
2025 FEDERAL HOME LOAN BANK OF TOPEKA
MEMBER AND INDEPENDENT DIRECTOR ELECTION RESULTS

MEMBER DIRECTOR ELECTIONS
Colorado
Total number of eligible votes per directorship: 1,118,053
Eligible voting members: 106
Total number of members voting: 41

Elected – Michael D. Calcote; Chief Financial Officer; Elevations Credit Union; Boulder, Colorado (Member Director)
Expiration of Term: December 31, 2029
Total number of votes cast for Mr. Calcote: 244,110

Megan M. Ferguson; Chief Executive Officer; Impact Development Fund; Loveland, Colorado
Total number of votes cast for Ms. Ferguson: 207,798

Jennifer L. Neppel; Vice President & Chief Investment Officer; Pinnacol Assurance; Denver, Colorado
Total number of votes cast for Ms. Neppel: 178,806

Exhibit 99.1
INDEPENDENT DIRECTOR ELECTION
Tenth District
Total number of eligible votes per directorship: 5,759,619
Eligible voting members: 666

Elected – Jeffrey R. Noordhoek; Chief Executive Officer; Nelnet, Inc.; Lincoln, Nebraska
Total Votes Cast for Mr. Noordhoek: 1,940,853
Total Number of Members Voting for Mr. Noordhoek: 174
Public Interest Director: No
Qualifications: Mr. Noordhoek has demonstrated experience in and knowledge of auditing and accounting, financial management, project development, derivatives, organizational management, and risk management practices.
Expiration of Term: December 31, 2029

Elected – Paul E. Washington; Investor; Boulder, Colorado
Total Votes Cast for Mr. Washington: 1,910,736
Total Number of Members Voting for Mr. Washington: 175
Public Interest Director: Yes
Qualifications: Mr. Washington has demonstrated experience in representing consumer or community interests on banking services, credit needs, housing, and consumer financial protections.
Expiration of Term: December 31, 2029